                                                                    EXHIBIT 10.8


                             BASIC LEASE INFORMATION

"Lease Date":                         February 9, 1996

"Tenant":                             Introgen Therapeutics, Inc., a Delaware
                                      Corporation

Address of Tenant:                    301 Congress Avenue
                                      Suite 1850
                                      Austin, Texas 78711

Contact:                              David G. Nance    Telephone:  512/320-5010

"Landlord":                           Aetna Life Insurance Company

Address of Landlord:                  c/o Trammell Crow Central Texas, Inc.
                                      301 Congress Avenue
                                      Suite 1300
                                      Austin, Texas 78711

Contact:                              Jeff Pace         Telephone:  512/474-9900

"Premises":                           Suite No. 1850, which is located in the
                                      office building, sometimes referred to as 301 Congress (the "Building") to be (or which has been) constructed on the land
                                      (the "Land") described in Exhibit A
                                      attached hereto, which Premises are
                                      outlined in the plan attached hereto as
                                      Exhibit B.

"Property":                           Collectively, the Land and Building,
                                      together with all landscaping, driveways, parking areas, parking garages, and all other buildings and improvements which are now or hereafter located on the Land.

"Lease Term":                         The period commencing on the Commencement
                                      Date (as defined in the Lease) and,
                                      subject to and upon the terms and
                                      conditions set forth in the Lease, or in any exhibit or addendum thereto, continuing for thirty-six (36) calendar months thereafter, provided, however, if the term of the Lease is deemed to have commenced on a date other than the first day of a calendar month, the expiration date of the primary term shall be extended so as to give effect to the full term specified above in addition to the remainder of the calendar month during which the Lease is deemed to have commenced.

"Estimated Commencement Date":        March 1, 1996

"Net Rentable Area of the Premises":  Three Thousand Six Hundred Seventy Seven
                                      (3,677) square feet.

"Basic Rental":                       Three Thousand Three Hundred Seventy and
                                      58/100 Dollars ($3,370.58) per month.

"Estimated Operating Expenses":       $7.90 per square foot of NRA of the
                                      Premises or per annum, or: Two Thousand
                                      Four Hundred Twenty and 69/100 Dollars
                                      ($2,420.69) per month.

"Adjusted Rental":                    ($4,791.27) per month.

"Security Deposit":                   Five Thousand Seven Hundred Twenty Eight
                                      and 00/100 Dollars ($5,791.27)

"Permitted Use":                      Tenant shall occupy the Premises for
                                      general office purposes and for no other use or purpose without the prior written consent of Landlord.

         This Basic Lease Information is hereby incorporated into and make a part of the lease attached hereto (the "Lease").

         Each reference in the Lease to any of the information or definitions set forth in this Basic Lease Information shall mean and refer to the information and definitions hereinabove set forth and shall be used in conjunction with the provisions of the Lease. In the event of any direct conflict between this Basic Lease Information and the Lease, this Basic Lease Information shall control; provided, however, that those provisions of the Lease (including its Exhibits) which expressly require an adjustment to any of the matters set forth in this Basic Lease Information shall supersede the provisions of this Basic Lease Information.

LANDLORD:                                   TENANT:

AETNA LIFE INSURANCE COMPANY                INTROGEN THERAPEUTICS, INC.,
                                            A DELAWARE CORPORATION

/s/ THOMAS G. DUDECK                        /s/ JAMES W. ALBRECHT, JR.
- ----------------------------------          ------------------------------------
By: Thomas G. Dudeck                        By: James W. Albrecht, Jr.
   -------------------------------             ---------------------------------
Title: Assistant Vice President             Title: Chief Financial Officer
      ----------------------------                ------------------------------

                         OFFICE BUILDING LEASE AGREEMENT

THIS LEASE AGREEMENT is entered into as of the Lease Date set forth in the Basic Lease Information by and between Aetna Life Insurance Company (hereinafter called "Landlord") and Introgen Therapeutics, Inc. (hereinafter called "Tenant").

                                   WITNESSETH:

           1. DEFINITIONS AND BASIC PROVISIONS. The definitions, information and basic provisions set forth in the Basic Lease Information (the "Basic Lease Information") executed by Landlord and Tenant contemporaneously herewith are incorporated herein by reference for all purposes and shall be used in conjunction with the provisions of this Lease. As used herein, the term "Net Rentable Area" or "NRA" shall mean and refer to the Gross Floor Area (hereinafter defined) minus the Unrentable Floor Area (hereinafter defined) plus additional areas as provided herein. The term "Gross Floor Area" shall mean and refer to all floor areas on a given floor under the roof of the Building and measured to the "Exterior Building Wall" (which shall mean the outside surface of the outer glass or midpoint of the wall in the absence of glass of the exterior wall of the Building). The "Unrentable Floor Area" shall mean and refer to the vertical penetrations of the Building measured from within the penetration to the midpoint of the outermost wall enclosing the penetration and includes the elevator shafts, Building stairs and vertical flues and ducts. In the case of a single tenancy floor, the NRA shall include (i) the "Allowable Area," which as used herein shall mean all floor area enclosed by the Exterior Building Wall of the Premises on such floor and measured to the midpoint of walls separating areas devoted to Building mechanical rooms, Building electrical rooms, and Building janitor closets located on such floor, and (ii) an allocation of the square footage of the ground floor lobby, arcades, service corridors, telephone, mail and engineer rooms, and other Building service and common areas. In the case of a multiple tenancy floor, the NRA shall include (i) the "Allowable Area," which as used herein shall mean all floor area enclosed by the Exterior Building Wall of the Premises on such floor and measured to the midpoint of the walls separating areas leased by or held for lease to other tenants or from areas devoted to corridors, elevator lobbies, restrooms, mechanical rooms, janitor closets, vending areas and other similar facilities which are intended for the use of all tenants on the particular floor, (ii) an allocation of the Building service and common areas located on such floor, and
(iii) an allocation of the square footage of the ground floor lobby, arcades, service corridors, telephone, mail and engineer rooms and other Building service and common areas. No deductions from NRA are made for columns or projections necessary to the Building. The Net Rentable Area of the Premises has been calculated on the basis of the foregoing definitions in general, and is hereby stipulated for all purposes hereof to be as set forth in the Basic Lease Information, whether the same should be more or less as a result of minor variations resulting from actual construction and completion of the Premises or the Building. The term "Net Rentable Area of the Building" shall mean the aggregate total of all Net Rentable Area in the Building.

           2. LEASE GRANT. Landlord, in consideration of the rent to be paid and the other covenants and agreements to be performed by Tenants and upon the terms hereinafter stated, does hereby lease, demise and let unto Tenant the Premises commencing on the first to occur of (i) the date upon which Tenant occupies the Premises, or (ii) the date upon which the Premises are substantially complete and ready for occupancy (the "Commencement Date") and ending on the last day of the Lease Term unless sooner terminated as herein provided. If the Premises are to be in default hereunder, and Landlord shall not be liable or responsible for any claims, damages or liabilities in connection therewith or by reason thereof, and Tenant agrees to accept possession of the Premises at such time as Landlord is able to tender the same and this Lease shall continue for the lease Term specified in the Basic Lease Information. By occupying the Premises, Tenant shall be deemed to have accepted the same as suitable for the purpose herein intended and to have acknowledged that the same comply fully with Landlord's obligations, notwithstanding that certain "punch list" type items may not have been completed. Within fifteen (15) days after Tenant's receipt of a request from Landlord, Tenant agrees to give Landlord a letter confirming the Commencement Date and certifying that Tenant has accepted delivery of the Premises and that the condition of the Premises complies with Landlord's obligations hereunder.

           3. RENT. In consideration of this Lease, Tenant promises and agrees to pay Landlord the Adjusted Rental, which is the sum of the monthly Basic Rental and monthly Estimated Operating Expenses (subject to adjustment as hereinafter provided) without deduction or set off, for each month of the entire Lease Term. One such monthly installment, together with the Security Deposit, shall be payable by Tenant to Landlord contemporaneously with the execution of this Lease, and a like monthly installment shall be due and payable without demand beginning on the first day of the calendar month following the expiration of the first full calendar month of the Lease Term and continuing thereafter on or before the first day of each succeeding calendar month during the Lease Terms hereof. Rent for any fractional month at the beginning of the Lease Term shall be prorated based on one-three hundred sixty-fifth (1/365) of the current annual Adjusted Rental for each day of the partial month this Lease is in effect, and shall be due and payable on or before that date on which Tenant certifies that it has accepted the Premises pursuant to Paragraph 2 hereof. In the event any installment of the Adjusted Rental, or any portion thereof, is not received by the due date thereof, then (without in any way implying Landlord's consent to such late payment) Tenant, to the extent permitted by law, agrees to pay, in addition to said installment of the Adjusted Rental, a late payment charge equal to five percent (5%) of the installment of the Adjusted Rental, or portion thereof, within thirty (30) days after the due date thereof, or fails to pay any other sum (other than Adjusted Rental) which at any time becomes due to Landlord under any provision of this Lease as and when the same becomes due hereunder, then, in either such event, Tenant shall pay Landlord interest on such overdue amounts from the due date thereof until paid at an annual rate (the "Past Due Rate") which equals the lesser of (i) eighteen percent (18%) or (ii) the highest rate then permitted by law. The Security Deposit shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that such deposit shall not be considered an advance payment of rental or a measure of Landlord's damages in case of default by Tenant; Landlord may, from time to time, without prejudice to any other remedy, use such deposit to the extent necessary to make good any arrearage of Rent or other amounts due hereunder and any other damage, injury, expense or liability caused to Landlord by such event of default. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not then in default hereunder, any remaining balance of such deposit shall be returned by Landlord to Tenant within a reasonable period of time after the expiration of this Lease. If Landlord transfers its interest in the Premises during the Lease term, Landlord will assign the Security


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
Deposit to the transferee and, thereafter, shall have no further liability for the return of such Security Deposit.

           4.        LANDLORD'S OBLIGATIONS.

                     a. Subject to the limitations hereinafter set forth, Landlord agrees to furnish Tenant while occupying the Premises and while Tenant is not in default under this Lease facilities to provide (i) water (hot, cold and refrigerated) at those points of supply provided for general use of tenants in the Building; (ii) heated and refrigerated air conditioning in season, during Customary Business Hours (as hereinafter defined), and at such temperatures and in such amounts as are reasonably considered by Landlord to be standard, such service at hours other than Customary Business Hours to be furnished only after Landlord's receipt of request from Tenant, who shall bear the entire cost thereof; (iii) janitorial service to the Premises as are reasonably considered by the Landlord to be standard on weekdays other than Holidays (as hereinafter defined) and such window-washing as may from time to time in Landlord's judgment be reasonably required; (iv) operatorless passenger elevators for ingress and egress to the floor on which the Premises are located, in common with other tenants, provided that Landlord may reasonably limit the number of elevators to be in operation at times other than during Customary Business Hours for the Building; (v) replacement of Building Standard light bulbs and fluorescent tubes; and (vi) security, deemed appropriate by Landlord to the Building during the weekends and after normal working hours during the week; provided that Landlord shall not be liable to Tenant for any reason for losses due to theft or burglary, or for damages done by unauthorized persons on the Premises. In addition, Landlord agrees to maintain the public and common areas of the Building, such as lobbies, stairs, corridors, and restrooms, in reasonably good order and condition, except for damage occasioned by Tenant, or its employees, agents, or invitees. If Tenant shall desire any of the services specified in this Paragraph 4 at any time or in an amount other than times or amounts herein designated, such excess service or services shall be supplied to Tenant, subject to availability, only if a request from Tenant has been received by Landlord before 3:00 p.m. on the business day preceding such extra usage, and Tenant shall pay to Landlord as additional rent the cost of such excess service or services (plus an additional charge of fifteen percent [15%] of such cost [excluding utility costs] to cover overhead) within fifteen (15) days after Tenant's receipt of a bill therefor. The term "Customary Business Hours" means 7:00 a.m. to 7:00 p.m., Monday through Friday, and Saturday 8:00 a.m. to 1:00 p.m., except Holidays. The term "Holidays" means New Year's Day, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day.

                     b. Landlord shall make available to Tenant electric power facilities as provided in EXHIBIT D sufficient to furnish power for lighting, typewriters, voice writers, calculating machines and other machines of similar low electrical consumption, but not including electronic data processing equipment which (singularly) consumes more than 0.5 kilowatts per hour at a rated capacity or requires a voltage other than 120 volts single phase. In the event that, in Landlord's judgment, Tenant's use of electricity exceeds that which is contemplated by the preceding sentence, Tenant shall bear the entire cost thereof, including, without limitation, the cost of any metering devices which may be necessary to determine the amount of such excess. Landlord shall also make available electric lighting and current for the common areas of the Building in the manner and to the extent deemed by Landlord to be standard. The obligation of Landlord hereunder to make available such utilities shall be subject to the rules and regulations of the supplier of such utilities and of any municipal or other governmental authority regulating the business of providing such utility service. Landlord shall not in any way be liable or responsible to Tenant for any loss or damage or expense that Tenant may sustain or incur if either the quantity or character of any utility service is changed. Any riser or risers or wiring to meet Tenant's excess electrical requirements will be installed by Landlord at the sole cost and expense of Tenant (if, in Landlord's sole judgment, the same are necessary and will not cause any permanent damage or injury to the Building or the Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants or occupants). When heat generating machines, equipment, fixtures, or devices of any nature whatsoever which affect the temperature otherwise maintained by the air conditioning system, are used in the Premises by Tenant, Landlord shall have the right to install supplementary air conditioning units in the Premises, and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord.

                     c. Failure to any extent to make available, or any slowdown, stoppage or interruption of, the services set forth in this Paragraph 4 resulting from any cause (including, but not limited to, Landlord's compliance with (i) governmental or business guidelines now or hereafter published or (ii) any requirements now or hereafter established by any governmental agency, board or bureau having jurisdiction over the operation and maintenance of the Building) shall not render Landlord liable in any respect for damages to either person, property or business, nor be construed an eviction of Tenant or work an abatement of Rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof; provided, however, Landlord shall use its best efforts to resume said services in a timely manner. Should any equipment or machinery furnished by Landlord break down or for any cause cease to function properly, Landlord shall use reasonable diligence to repair same promptly, but Tenant shall have no claim for abatement of Rent or damages on account of any interruption in service occasioned thereby or resulting therefrom.

                     d. Notwithstanding any termination of this Lease prior to the Lease expiration date, Tenant's obligations to pay any and all additional rent pursuant to this Lease shall continue and shall cover all periods up to the expiration date of this Lease; and, if Landlord terminates this lease without specifically waiving in writing Landlord's right to seek damages against Tenant, Tenant's obligations to pay any and all additional rent pursuant to this Lease shall not terminate as a result thereof. Tenant's obligations to pay any and all additional rent or other sums owing by Tenant to Landlord under this Lease shall survive any expiration or termination of this Lease.

                     e. The covenants and obligations of Tenant to pay the Adjusted Rental and all additional rental (collectively, the "Rent") hereunder shall be unconditional and independent of any other covenant or condition imposed on either Landlord or Tenant, whether under this Lease, at law or in equity.

           5. LEASEHOLD IMPROVEMENTS. Improvements to the Premises shall be installed as provided in EXHIBIT D. Landlord has made no representation or warranties as to the condition of the Premises, the Building or the Property, nor has Landlord made any commitments to remodel, repair or decorate, except as expressly set forth herein and in EXHIBIT D. Otherwise, Tenant acknowledges that Tenant is entering into this Lease on an "as is" basis.

           6. USE. Tenant shall use the Premises only for the Permitted Use. Tenant will not occupy or use the premises, or permit any portion of the Premises to be occupied or used, for any business or purpose other than the Permitted Use or for any use or purpose, which is unlawful in part or in whole or deemed to be disreputable in any manner or extra hazardous on account of fire, nor permit anything to be done that will in any way increase the rate of insurance on the Building or contents. Tenant will conduct its business and control its agents, employees and invitees in such a manner as not to create any nuisance, nor interfere with, annoy or disturb other tenants or Landlord in the management of the Building. Tenant will maintain the Premises in a clean, healthful and safe condition and will comply with all laws, ordinances, orders, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) with reference to the use, condition or occupancy of the Premises.

                     Tenant shall not dump, flush, or any way introduce any hazardous substances or any toxic substances into the septic, sewage, or other waste disposal system serving the Premises, and shall not generate, store, or dispose of hazardous or toxic substances in or on the Premises or dispose of hazardous substances from the Premises to any other location without the prior written approval of Landlord and then only in accordance with applicable law, ordinances, regulations and orders.

           7. TENANT'S REPAIRS AND ALTERATIONS. Tenant agrees, as its own cost and expense, to repair or replace any damage or injury done to the Property, or any part thereof, by Tenant or Tenant's agents, employees, invitees, or visitors; provided, however, if Tenant fails to make such repairs or replacement, within fifteen (15) days after the occurrence of such damage or injury, Landlord may, at its option, make such repairs or replacement, and Tenant shall pay the cost thereof (plus an additional charge of fifteen percent [15%] of such cost to cover overhead) to Landlord within fifteen (15) days after Tenant's receipt of a request for Landlord to do so. Tenant further agrees not to commit or allow any waste or damage to be committed on any portion of the Property, and at the termination of this Lease, by lapse of time or otherwise, Tenant shall deliver up said Premises to Landlord in as good condition as at the commencement date, ordinary wear and tear excepted. Unless otherwise expressly stipulated herein, Landlord shall not be required to make any improvements or repairs of any kind or character on or to the Property, or any portion thereof, during the term of this Lease, except such repairs as may be required for normal maintenance operations and such additional maintenance as may be deemed necessary by Landlord because of damages, except damages caused by Tenant, its agents, employees, invitees or visitors. Tenant, without the prior written consent of Landlord, shall not paint, install lighting or decorations, or install any signs, window or door lettering or advertising media of any type on or about the Property, or any part thereof, or make any other alterations or physical additions in or to the Property, or any part thereof. All alterations, additions or improvements (whether temporary or permanent in character) made in or upon the Property, either by Landlord or Tenant, shall be Landlord's property on termination of this Lease and shall remain on the Property without compensation to Tenant or, at Landlord's option, Tenant shall restore those portions of the Premises which Tenant altered, added to or improved to their original condition. All furniture, movable trade fixtures and equipment installed in the Premises by Tenant may be removed by Tenant at the termination of this Lease if Tenant so elects, and shall be so removed if required by Landlord, or if not so removed shall, at the option of Landlord, become the property of Landlord. In the event of any such removal, tenant shall, at its expense, repair and restore to its original condition any portion of the Premises which is damaged by such removal. All such installations, removals and restorations shall be accomplished in a good workmanlike manner so as not to damage the Premises or the primary structure or structural qualities of the Building or the plumbing, electrical lines or other utilities.

           8. ASSIGNMENT AND SUBLETTING.

                     a. Tenant shall not assign all or any portion of this Lease, nor sublet the Premises or any part thereof, without the prior written consent of Landlord. In the event Tenant should desire to assign all or any portion of this Lease or sublet the Premises or any part thereof, Tenant shall give Landlord notice of such desire at least sixty (60) days in advance of the date on which Tenant desires to make such assignment or sublease, which notice shall contain the name of the proposed assignee or subtenant and the nature and character of the business of the proposed assignee or subtenant, the term, use, rental rate (which must not be less than the Adjusted Rental per square foot of NRA which was otherwise due from Tenant hereunder) and other particulars of the proposed subletting or assignment, including, without limitation, evidence satisfactory to Landlord that the proposed subtenant or assignee is financially responsible and will immediately occupy and thereafter use the Premises (or any sublet portion thereof) for the remainder of the Lease Term (or for the entire term of the sublease, if shorter). Landlord shall then have a period of thirty
(30) days following receipt of such notice within which to notify Tenant in writing that Landlord elects to approve or disapprove Tenant's proposed assignment or sublease. If Landlord shall fail to notify Tenant in writing of such election within said thirty (30) day period, Landlord shall be deemed to have denied consent to such assignment or sublease. If Landlord consents to an assignment or sublease, Tenant agrees to provide, at its expense, direct access from the assignment or subletting space to a public corridor of the Building. All plans and specifications for any alterations which may be necessary to provide such access shall be submitted by Tenant to Landlord for its prior written approval, which approval shall not be unreasonably withheld. No assignment or subletting by tenant shall relieve Tenant of any obligations under this Lease. Consent of Landlord to a particular assignment or sublease or other transaction shall not be deemed a consent to any other or subsequent transaction.

                     b. If Landlord consents to any subletting or assignment by Tenant as hereinabove provided, and subsequently any category of Rent received by tenant under any such sublease is in excess of the same category of Rent payable to Landlord under this Lease, or any additional consideration is paid to Tenant by the assignee under any such assignment, the Landlord may, at its option, declare such excess rents under any sublease or such additional consideration for any assignment to be due and payable by Tenant to Landlord as additional rent hereunder.

                     c. Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Building and Property referred to herein, and in such event and upon assumption by the transferee of Landlord's obligations hereunder (any such transferee to have the benefit of, and be subject to, the provisions of this Lease), no further liability or obligation shall thereafter accrue against Landlord hereunder.

                     d. Tenant agrees that it shall not place (or permit any employee or agent to place) any signs on or about the Property, nor conduct (or permit any employee or agent to conduct) any public advertising which includes any pictures, renderings, sketches or other representation of any kind of the Building (or a portion thereof) with respect to any proposed assignment or subletting of the Premises or any part thereof, without Landlord's prior written consent.

                     e. Tenant shall not mortgage, pledge, hypothecate or otherwise encumber (or grant a security interest in) this Lease or any of Tenant's rights hereunder.

                     f. Tenant shall not sell, transfer, exchange, distribute or otherwise dispose of more than thirty percent (30%) of its assets (other than the Lease) without the prior written consent of Landlord.

           9. INDEMNITY. Landlord shall not be liable or responsible to Tenant for any loss or damage to any property or person occasioned by theft, act of God, public enmity, injunction, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority, or for any damage or inconvenience that may arise through repair or alteration of any part of the Building, or failure to make any such repairs. In addition, Landlord shall not be liable to Tenant, or to Tenant's agents, servants, employees, customers or invitees and Tenant shall indemnify and save harmless Landlord of and from all fines, suits, claims, demands, losses and actions (including attorney's fees) for any injury to person or damage to property caused by any act, omission or neglect of Tenant, Tenant's agents, servants, employees, customers or invitees.

           10. SUBORDINATION. This Lease and all rights of Tenant hereunder are subject and subordinate to any deeds of trust, mortgages or other instruments of security, as well as to any ground leases or primary leases, that now or hereafter cover all or any part of the Property, or any interest of Landlord therein, and to any and all advances made on the security thereof, and to any and all increase, renewals, modifications, consolidations, replacements and extensions of any of such deeds of trust, mortgages, instruments of security or leases. This clause shall be self-operative and no further instrument of subordination need be required by any mortgage. In confirmation of such subordination, however, Tenant shall execute promptly any reasonably appropriate certificate or instrument that Landlord may request, including, without limitation, a Subordination, Attornment, Notice and Non-Disturbance Agreement in form reasonably satisfactory to Landlord's mortgage. In the event of the enforcement by the trustee or the beneficiary under any such mortgage or trusts of the remedies provided by law or by such mortgage or deed of trust. Tenant will, upon request of any person or party succeeding to the interest of Landlord as a result of such enforcement, automatically become the tenant of such successor in interest without change in the terms or other provisions of this Lease; provided, however, that such successor in interest shall not be bound by or liable for (i) any payment of Rent for more than one month in advance except prepayments (in an amount not in excess of one month's Adjusted Rental) in the nature of security for the performance by Tenant of its obligations under this Lease, (ii) any amendment or modification of this Lease made without the written consent of such trustee or such beneficiary or such successor in interest, or
(iii) any offset, claim or cause of action which Tenant may have against Landlord relating to the period which is prior to the time Tenant becomes the tenant of such successor in interest. Upon request by such successor in interest, Tenant shall execute and deliver an instrument confirming the attornment herein provided for. Notwithstanding the foregoing provisions, Tenant agrees that any mortgage will have the right at any time to subordinate any rights of such mortgagee to the rights of Tenant under this Lease. Subordination of this Lease and Tenant's rights hereunder is conditioned upon Landlord's reasonable efforts to procure execution and delivery by any such successor in interest of a "Non Disturbance Agreement" to the effect that, for so long as Tenant is not in default (including any periods allowed for cure of defaults under this Lease) such successor in interest will not disturb Tenant's quiet enjoyment of the Premises under the terms of this Lease.

           11. RULES AND REGULATIONS. Tenant and Tenant's agents, employees, and invitees shall comply fully with all requirements of the rules and regulations of the Building and related facilities that are attached hereto as EXHIBIT C, and made a part hereof as though fully set out herein. Tenant shall further be responsible for the compliance with such rules and regulations by the employees, servants, agents, visitors and invitees of Tenant. Landlord reserves the right to amend or rescind any of the rules and regulations and to make such other and further rules and regulations as in its reasonable judgment shall from time to time be needful for the safety, protection, care and cleanliness of the Building, the operation thereof, the preservation of good order therein and the protection and comfort of the tenants and their agents, employees and invitees, which rules and regulations, when made and notice thereof given to a tenant, shall be binding upon it in like manner as if originally herein prescribed.

           12. INSPECTION. Landlord or its officers, agents and representatives shall have the right to enter into and upon any and all parts of the Premises at all reasonable hours (or, in any emergency, at any hour) to (a) inspect same or clean or make repairs or alterations or additions as Landlord may deem necessary (but without any obligation to do so, except as expressly provided for herein) or (b) show the Premises to prospective tenants, purchasers or lenders; and tenant shall not be entitled to any abatement or reduction of Rent by reason thereof, nor shall such be deemed to be an actual or constructive eviction.

           13. CONDEMNATION. If the Premises or any part thereof, or if the Property or any portion of the Property leaving the remainder of the Property unsuitable for use as an office building comparable to its use on the Commencement Date of this Lease, shall be taken or condemned in whole or in part for public purposes, or sold in lieu of condemnation, then this Lease shall, at the sole option of the Landlord, forthwith cease and terminate; all compensation awarded for any taking (or sale proceeds in lieu thereof) shall be the property of Landlord, and Tenant shall have no claim thereto, the same being hereby expressly waived by Tenant.

           14. FIRE OR OTHER CASUALTY. In the event that substantially all of the Building should be destroyed by fire, tornado or other casualty or in the event the Premises or the Building should be so damaged that rebuilding of repairs cannot, in the reasonable judgment of Landlord be completed within one hundred eighty (180) days after the date of such damage, Landlord may at its option terminate this Lease, in which event, this Lease shall terminate effective as of the date of such damage. In the event the Building or the Premises should be damaged by fire, tornado or other casualty covered by Landlord's insurance, but only to such extent that rebuilding or repairs can, in the reasonable judgment of Landlord, be completed within one hundred eighty
(180) days after the date of such damage, or if the damage should be more serious but Landlord does not elect to terminate this Lease, in either such event Landlord shall within thirty (30) days after the date of such damage commence to rebuild or repair the Building and/or the Premises and shall proceed with reasonable diligence to restore the Building and/or Premises to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair or replace any part of the furniture, equipment, fixtures and other improvements which may have been placed by Tenant or other tenants within the Building or the Premises. Landlord shall allow Tenant a diminution of Adjusted Rental during the time the Premises are unfit for occupancy, which diminution shall be based upon the proportion of square feet which are unfit for occupancy to the total square feet in the Premises. In the event any mortgagee under a deed of trust, security agreement or mortgage on the Building should require that the insurance proceeds be used to retire the mortgage debt, then Landlord, at Landlord's option, may elect not to rebuild and this Lease shall terminate upon Tenant's receipt of a notice from Landlord to that effect. Except as hereinafter provided, any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

           15. HOLDING OVER. Should Tenant, or any of its successors in interest hold over the Premises, or any part hereof, after the expiration of the Lease Term, unless otherwise agreed in writing by Landlord, such holding over shall constitute and be construed as a tenancy at will only, at a daily rental equal to the daily Rent payable for the last month of the Lease Term plus fifty percent (50%) of such amount. The inclusion of the preceding sentence shall not be construed as Landlord's consent for Tenant to hold over.

           16. TAXES ON TENANT'S PROPERTY. Tenant shall be liable for all taxes levied or assessed against all personal property, furniture or fixtures placed by Tenant in the Premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the Premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

           17. EVENTS OF DEFAULT. The following events shall be deemed to be events of default by Tenant under this Lease:

                     a. Tenant shall fail to pay when due any Rent or other sums payable by Tenant hereunder (or under any other lease now or hereafter executed by Tenant in connection with space in the Building).

                     b. Tenant shall fail to comply with or observe any other provision of this Lease (or any other lease now or hereafter executed by Tenant in connection with space in the Building).

                     c. Tenant or any guarantor of Tenant's obligations hereunder shall make an assignment for the benefit of creditors.

                     d. Any petition shall be filed by or against Tenant or any guarantor of Tenant's obligations hereunder under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof; or Tenant or any guarantor of Tenant's obligations shall be adjudged bankrupt or insolvent in proceedings filed thereunder.

                     e. A receiver of Trustee shall be appointed for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations hereunder.

                     f. Tenant shall desert or vacate any portion of the Premises.

           18. REMEDIES. Upon the occurrence of any event of default specified in this Lease, Landlord shall have the option to pursue any and all remedies which it may then have hereunder or at law or in equity, including, without limitation, any one or more of the following, in each case, without any notice or demand whatsoever:

                     a. Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearage in Rent, enter upon and take possession and expel or remove Tenant and any other person who may be occupying said Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor; and Tenant agrees to pay to Landlord on demand the amount of all loss, cost, expense and damage which Landlord may suffer or incur by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise, including the loss of Rent for the remainder of the Lease Term.

                     b. Enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor, and if Landlord so elects, relet the Premises on such terms as Landlord shall deem advisable (including, without limitation, such concessions and free rent as Landlord deems necessary or desirable) and receive and retain all of the rent therefor; and Tenant agrees (i) to pay to Landlord on demand any deficiency that may arise by reason of such reletting for the remainder of the Lease Term, and (ii) that Tenant shall not be entitled to any rents or other payments received by Landlord in connection with such reletting even if such rents and other payments are in excess of the amounts that would otherwise be payable to Landlord under this Lease.

                     c. Make such payments and/or take such action (including, without limitation, entering upon the Premises by force if necessary, without being liable for prosecution or any claim for damages therefor) and pay and/or perform whatever Tenant is obligated to pay or perform under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenditures and expenses (together with interest thereon at the Past Due Rate from the date paid by Landlord) which Landlord may make or incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action.

                     d. Collect, from time to time, by suit or otherwise, each installment of Rent or other sum as it becomes due hereunder, or to enforce, from time to time, by suit or otherwise, any other term or provision hereof on the part of Tenant required to be kept or performed.

                     e. In lieu of the monthly payments of Rent to be made by Tenant to Landlord pursuant to the preceding paragraphs (but in addition to the sums payable for Landlord's expenses for keeping the Premises in good order and for preparing the same for reletting), Landlord may elect to recover from Tenant, and Tenant agrees to pay, upon demand, as liquidated damages, an amount equal to the difference between the Rent reserved for the unexpired portion of the term of this Lease and the then prevailing rental rate of the Premises for the same period, discounted to the date of termination at the rate of seven percent (7%) per annum.

                     f. No re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a notice of such intention be given to Tenant. Notwithstanding any such reletting or re-entry or taking possession, Landlord may at any time thereafter elect to terminate this Lease for a previous default. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit or any remedy herein provided constitute a forfeiture or waiver of any Rent due to Landlord hereunder or of any damages occurring to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No waiver by Landlord or any violation or breach of any of the terms, provisions, and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or default. The loss or damage that Landlord may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include the expense of repossession and any repairs or remodeling undertaken by a Landlord following possession. Should Landlord at any time terminate this Lease for any default, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such default (together with interest thereon at the Past Due Rate), including the cost of recovering the Premises and the loss of Rent for the remainder of the Lease Term.

                     g. Tenant, for itself and on behalf of any and all persons claiming through or under it, including, without limitation, all creditors of all kinds, does hereby waive and surrender all right and privilege which it or any of them might have under or by reason of any present or future law to redeem the Premises or to have a continuance of this Lease after having been dispossessed or rejected therefrom by process of law or under the terms and conditions of this Lease or after the termination of this Lease as herein provided.

           19. SURRENDER OF PREMISES. No act or thing done by Landlord or its agents during the term hereby granted shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same be made in writing and signed by Landlord.

           20. ATTORNEY'S FEES. In the event that any action or proceeding is brought to enforce any term, covenant or condition of this Lease on the part of Landlord or Tenant, the prevailing party in such litigation shall be entitled to reasonable attorney's fees to be fixed by the court in such action or proceeding.

           21. LANDLORD'S LIEN. In consideration of the mutual benefits arising under this Lease, Tenant hereby grants to Landlord a lien and security interest on all property of Tenant now or hereafter placed in or upon the Premises, and such property shall be and remain subject to such lien and security interest of Landlord for payment of all Rent and other sums agreed to be paid by Tenant herein. Said line and security interest shall be in addition to and cumulative of Landlord's lines provided by law. This Lease shall constitute a security agreement under the Uniform Commercial Code so that Landlord shall have and may enforce a security interest on all property of Tenant now or hereafter placed in or on the Premises by Tenant. Tenant agrees to execute as debtor such financing statement or statements as Landlord may now or hereafter request in order that such security interests may be protected pursuant to said Code. Landlord may at its election at any time file a copy of this Lease as a financing statement. Landlord, as secured party, shall be entitled to all of the rights and remedies afforded a secured party under said Uniform Commercial Code, which rights and remedies shall be in addition to and cumulative of Landlord's liens and rights provided by law or by the other terms and provisions of this Lease.

           22. MECHANIC'S LIENS. Tenant will not permit any mechanic's lien or liens to be placed upon the Property, or any portion thereof, caused by or resulting from any work performed, materials furnished or obligation incurred by or at the request of Tenant, and in the case of the filing of any such lien, Tenant will immediately pay and discharge the same. If default in payment thereof shall continue for fifteen (15) days after Tenant's receipt of a notice thereof from Landlord, Landlord shall have the right and privilege at Landlord's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional rent hereunder due from Tenant to Landlord and shall be repaid to Landlord (together with interest at the Past Due Rate from the date paid by Landlord) within fifteen (15) days after Tenant's receipt of a request from Landlord therefor.

           23. NO SUBROGATION-LIABILITY INSURANCE.

                     a. Each party hereto hereby waives any cause of action it might have against the other party, on account of any loss or damage that is insured against under any standard insurance policy (to the extent such loss or damage is recoverable under such insurance policy) that covers the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements or business and which names Landlord or Tenant, as the case may be, as a party insured, it being understood and agreed that this provision is cumulative of paragraph 9 hereof. Notwithstanding the foregoing, the release in the preceding sentence shall be applicable and in full force and effect only so long as and to the extent such release does not invalidate any policy or policies of insurance now or hereafter maintained by the other party hereto. Each party hereto agrees that it will request its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

                     b. Tenant shall, at its expense, maintain a policy or policies of comprehensive general liability insurance pertaining to its use and occupancy of the Premises hereunder, with the premiums thereof fully paid in advance, issued by and binding upon a solvent insurance company approved by Landlord, such insurance to name Landlord (listed as Aetna Life Insurance Company and Trammell Crow Central Texas, Inc.) and Tenant as additional insureds and to afford minimum protection of not less than One Million and No/100 Dollars ($1,000,000.00) combined single limit for bodily injury, death to any one person, or property damage in any one occurrence. Upon Tenant's execution of this Lease and at any time from time to time thereafter when Landlord so requests, Tenant shall furnish a certificate of insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverages required hereunder, and Tenant shall obtain written obligation on the part of each insurance company to notify Landlord at least thirty (30) days prior to cancellation of material change of any such insurance.

           24. BROKERAGE. Each of Tenant and Landlord warrants that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Lease, other than Trammell Crow Central Texas, Inc., and each party agrees to indemnify the other against all costs, expenses, attorney's fees or other liability for commissions or other compensation or charges claimed by any broker or agent, other than Trammell Crow Central Texas, Inc. claiming the same by, through or under Tenant for this Lease, or any renewals, extension, amendments, addenda or expansions with respect to this Lease. Landlord is responsible for any commissions paid to Trammell Crow Central Texas, Inc. involving this lease transaction.

           25. CHANGE OF BUILDING NAME. Landlord reserves the right at any time to change the name by which the Building is designated.

           26. ESTOPPEL CERTIFICATES. From time to time when requested by Landlord, Tenant shall deliver to any prospective purchaser, present or future mortgagee or lessor, in each case, of all or any part of the Property, or any interest of Landlord therein, a certificate signed by Tenant confirming and containing such factual certificates and representations reasonably deemed appropriate by Landlord or any such purchaser, mortgagee or lessor, and Tenant shall, within fifteen (15) days following Tenant's receipt of said proposed certificate from Landlord, return a fully executed copy of said certificate to Landlord.

           27. NOTICES. Each provision of this Lease, or of any applicable governmental laws, ordinances, regulations, and other requirements with reference to the sending, mailing or delivery of any notice or with reference to the making of any payment or request by Tenant or Landlord, shall be deemed to be compiled with when and if the following steps are taken:

                     a. All Rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to, and must be received by, Landlord on the date due and at the address set forth in the Basic Lease Information or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

                     b. Any notice, request or document (excluding Rent or other payments) permitted or required to be delivered hereunder must be in writing and shall be deemed to be received if actually received and whether or not received when deposited in the United States mail, postage prepaid, certified or registered mail (with or without return receipt requested), addressed to the parties hereto at the respective addresses set forth in the Basic Lease Information, with, in the case of Landlord, a copy to: Aetna Life Insurance Company, 242 Trumbull Street, Hartford, CT 06103, Attention: Asset Management & Sales, or at such other address as either of said parties have theretofore specified by written notice delivered in accordance herewith.

           28. SEPARABILITY. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the Lease Term, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

           29. AMENDMENTS; BINDING EFFECT. This Lease may not be altered, changed or amended, except by instrument in writing signed by both parties hereto. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord and addressed to Tenant, nor shall any custom or practice which may evolve between the parties in the administration of the terms hereof be construed to waive or lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided, except as otherwise herein expressly provided, except that the Landlord named herein and each successive owner of the Premises shall be liable only for the obligations accruing during the period of its ownership.

           30. QUIET ENJOYMENT. Provided Tenant has performed all of the terms and conditions of this Lease, including the payment of Rent, to be performed by Tenant, Landlord shall not interfere with the peaceable and quiet enjoyment of the Premises by Tenant during the Lease Term subject to the terms and conditions of this Lease.

           31. GENDER. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

           32. JOINT AND SEVERAL LIABILITY. If there be no more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. If there be a guarantor of Tenant's obligations hereunder, the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor and Landlord need not first proceed against Tenant before proceeding against such guarantor nor shall any such guarantor be released from its guaranty for any reason whatsoever, including, without limitation, in case of any amendments hereto, waivers hereof or failure to give such guarantor any notices hereunder.

           33. PERSONAL LIABILITY. The liability of Landlord to Tenant for any claim against Landlord which arises under or by reason of this Lease shall be limited to the interest of Landlord in the Property, and Landlord shall not be personally liable for any deficiency. This clause shall not be deemed to limit or deny any remedies which Tenant may have in the event of default by Landlord hereunder which do not involve the personal liability of Landlord.

           34. CERTAIN RIGHTS RESERVED BY LANDLORD. Landlord shall have the following rights, exercisable without notice and without liability to Tenant for damage or injury to property, persons or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession or giving rise to any claim for set off or abatement of Rent:

                     a. To decorate and to make repairs, alterations, additions, changes or improvements, whether structural or otherwise, in and about the Property, or any part thereof, and for such purposes to enter upon the Premises and, during the continuance of any such work, to temporarily close doors, entryways, public space and corridors in the Building, to interrupt or temporarily suspend Building services and facilities and to change the arrangement and location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets, or other public parts of the Building, all without abatement of Rent or affecting any of Tenant's obligations hereunder, so long as the Premises are reasonably accessible.

                     b. To have and retain a paramount title to the Premises free and clear of any act of Tenant purporting to burden or encumber them.

                     c. To grant to anyone the exclusive right to conduct any business or render any service in or to the Building, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted herein.

                     d. To prohibit the placing of vending or dispensing machines of any kind in or about the Premises without the prior written permission of Landlord.

                     e. To have access for Landlord and other tenants of the Building to any mail chutes located on the Premises according to the rules of the United States Postal Service.

                     f. To take all such reasonable measures as Landlord may deem advisable for the security of the property and its occupants, including, without limitation, the evacuation of the Building for cause, suspected cause, or for drill purposes, the temporary denial of access to the Building, and the closing of the Building after normal business hours and on Saturdays, Sunday and Holidays, subject, however, to Tenant's rights to admittance when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time which may include, by way of example but not of limitation, that persons entering or leaving the Building, whether or not during normal business hours, identify themselves to a security officer by registration or otherwise and that such persons establish their right to enter or leave the Building.

           35. NOTICE TO LENDER. If the Property or any part thereof is at any time subject to a first mortgage or a first deed of trust or other similar instruments and this Lease or any of the Rent is assigned to such mortgagee, trustee or beneficiary and Tenant is given written notice thereof, including the post office address of such assignee, then Tenant shall not terminate this Lease or abate any of the Rent for any default on the part of Landlord without first giving written notice by certified or registered mail, return receipt requested, to such assignee, specifying the default in reasonable detail, and affording such assignee a reasonable opportunity to make performance, at its election, for and on behalf of Landlord.

           36. CAPTIONS. The captions contained in this Lease are for convenience of reference only, and in no way limit or enlarge the terms and conditions of this Lease.

           37. MISCELLANEOUS.

                     a. Any approval by Landlord or Landlord's architects and/or engineers of any of Tenant's drawings, plans and specifications that are prepared in connection with any construction of improvements in the Premises shall not in any way be construed or operate to bind Landlord or to constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications, or the improvements to which they relate for any use, purpose, or condition, but such approval shall merely be the consent of Landlord as may be required hereunder in connection with Tenant's construction of improvements in the leased Premises in accordance with such drawings, plans and specifications.

                     b. Each and every consent and agreement contained in this Lease is, and shall be construed to be, a separate and independent covenant and agreement.

                     c. There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate in the leased Premises or any part thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, this Lease or the leasehold estate hereby created or any interest in this Lease or in such leasehold estate as well as the fee estate in the leasehold Premises or any interest in such fee estate.

                     d. Neither Landlord nor Landlord's agents or brokers have made any representations or promises with respect to the Property, or any portion thereof, except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease.

                     e. The submission of this Lease to Tenant for examination does not constitute an offer, reservation or option in favor of Tenant, and Tenant shall have no rights with respect to this Lease or the Premises unless and until Landlord shall elect, or shall elect to cause its managing agent, to execute a copy of this Lease and deliver the same to Tenant, the date of which delivery shall be deemed the "Delivery Date."

           38. PREVAILING RENTAL RATE. In the event that any provision of this Lease provides for the payment or determination of any Basic Rental at "the prevailing rental rate" or at "the Market Rate" or other similar provision (in any case, the "Market Rate") and Landlord and Tenant are unable to agree upon the Market Rate, Landlord and Tenant shall each promptly appoint a real estate appraiser who is a member of the American Institute of Real Estate Appraisers (or its equivalent) to assist in the determination of the Market Rate, and the two appraisers shall appoint a third appraiser who is also a member of the American Institute of Real Estate Appraisers (or its equivalent). The determination of the Market Rate by the agreement of any two of such three appraisers shall be accepted by and binding upon Landlord and Tenant as the Market Rate. Landlord and Tenant will use all reasonable diligence to cause their appointed appraisers to perform in good faith and in a timely manner in order to make the determination of the Market Rate on or before the date on which the Market Rate is to become effective. In the event such appraisers shall not make such determination prior to the date on which the Market

Rate is to become effective, (a) this Lease shall nevertheless continue in full force and effect until such determination is made, (b) the Rental for such period shall be payable at the rate otherwise payable hereunder, and (c) upon the determination by such appraisers of the Market Rate, the payment of the Market Rate shall commence on the first day of the month following the date of such determination, and in addition to such monthly installment of Rent. Tenant shall pay to Landlord the increase in the Rent payable hereunder, if any, applicable to the period from the date on which the Market Rate was scheduled to become effective to the payment of the first installment at the Market Rate. In the event that the determination of the Market Rate is not made prior to the time which is six (6) months after the date upon which the Market Rate is to become effective, the determination of the Market Rate by the third appraiser shall be accepted and binding upon Landlord and Tenant as the Market Rate, and the provisions of subparagraph (c) in the preceding sentence shall apply. Landlord and Tenant shall each bear the costs and fees of their respective appraisers and shall share equally the cost of the third appraiser.

           39. FORCE MAJEURE. In the event that Landlord shall be delayed in the performance of any obligation of Landlord hereunder as a result of strikes, lockouts, shortages of labor, fuel or materials, acts of God, legal requirements, fire or other casualty, or any other cause beyond the control of Landlord, then the performance of such obligation shall be excused for the period of such delay, and the period for the performance of such obligation shall be extended by the number of days equivalent to the number of days of such delay. Landlord shall in no event be required to settle or compromise any strike, lockout or other labor disputes, the resolution thereof being within the sole discretion of Landlord.

           40. APPLICABLE LAW. This Lease has been executed in the State of Texas and shall be governed in all respects by the laws of the State of Texas. It is the intent of Landlord and Tenant to conform strictly to all applicable state and federal usury laws. All agreements between Landlord and Tenant, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever shall the amount contracted for, charged or received by Landlord for the use, forbearance or detention of money hereunder or otherwise exceed the maximum amount which Landlord is legally entitled to contract for, charge or collect under applicable state or federal law. If, from any circumstance whatsoever, fulfillment of any provision hereof at the time performance of such provision shall be due shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled shall be automatically reduced to the limit of such validity, and if from any such circumstance, Landlord shall ever receive as interest or otherwise an amount in excess of the maximum that can be legally collected, then such amount which would be excessive interest shall be applied to the reduction of the Rent; and if such amount which would be excessive interest exceeds the Rent, then such additional amount shall be refunded to Tenant.

           41. THIRD PARTY RIGHTS. Nothing herein expressed or implied is intended, or shall be construed, to confer upon or give to any person or entity, other than the parties hereto, any right or remedy under or by reason of this Lease.

           42. EXHIBITS AND ATTACHMENTS. All exhibits, attachments, riders and addenda referred to in this Lease and the exhibits listed hereinbelow and attached hereto are incorporated into this Lease and made a part hereof for all intents and purposes as if fully set out herein. All capitalized terms used in such documents shall, unless otherwise defined therein, have the same meanings as are set forth herein.

                     EXHIBIT A - LEGAL DESCRIPTION
                     EXHIBIT B - OUTLINE OF PREMISES
                     EXHIBIT C - BUILDING RULES AND REGULATIONS
                     EXHIBIT D - BUILDING STANDARD IMPROVEMENTS
                     EXHIBIT E - PARKING
                     EXHIBIT F - OPERATING EXPENSES
                     EXHIBIT G - SPECIAL PROVISIONS

DATED as of the date first above written.

LANDLORD:                                   TENANT:

AETNA LIFE INSURANCE COMPANY                INTROGEN THERAPEUTICS, INC.

/s/ THOMAS G. DUDECK                        /s/ JAMES W. ALBRECHT, JR.
- ----------------------------------          ------------------------------------
By: Thomas G. Dudeck                        By: James W. Albrecht, Jr.
   -------------------------------             ---------------------------------
Title: Assistant Vice President             Title:  Chief Financial Officer
      ----------------------------                ------------------------------

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

Lots 1, 2, the South 18' of Lot 3, and all of Lots 7-12, inclusive, out of Block 30 of the Original City of Austin, in Travis County, Texas, according to the map or plat of said Original City filed for record in the General Land Office of the State of Texas, together with the alley running through Block 30, as vacated in Ordinance No. 840517-Q, City of Austin, more commonly referred to as 301 Congress Avenue, Austin, Texas.

                                   EXHIBIT "B"

                               OUTLINE OF PREMISES

                       [PLAN OF PREMISES ON TWO (2) PAGES]

                                   EXHIBIT "C"

                              RULES AND REGULATIONS

           The following rules and regulations shall apply, where applicable, to the Property and to each portion thereof:

           1. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by tenants or used by any tenant for any purpose other than ingress and egress to and from the premises and for going from one to another part of the Property.

           2. Plumbing, fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixtures or appliances from misuse by a tenant or such tenant's agents, employees or invitees shall be paid by such tenant and Landlord shall not in any case be responsible therefor.

           3. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other exterior part of the Property (or be visible from any public or common area) unless they are of such color, size and style and in such places as shall be first approved in writing by Landlord. Landlord, at tenant's sole cost and expense, shall install all letters or numerals by or on doors in such tenant's leased premises which letters or numerals shall be in building standard graphics. No nails, hooks or screws shall be driven or inserted in any part of the Building outside the premises except by the Building maintenance personnel nor shall any part of the Building be defaced by tenants. No curtains or other window treatments shall be placed between the glass and the Building standard window treatments.

           4. Landlord shall provide and maintain an alphabetical directory board for all tenants in the first floor (main lobby) of the Building and no other directory shall be permitted unless previously consented to by Landlord in writing.

           5. Ten keys to the locks on the corridor doors entering each tenant's leased premises shall be furnished by Landlord free of charge, with any additional keys to be furnished by Landlord to each tenant, at tenant's cost. Landlord shall provide all locks for other doors in each tenant's leased premises, at the cost of such tenant, and no tenant shall place any additional lock or locks on any door in or to its leased premises without Landlord's prior written consent. All such keys shall remain the property of Landlord. Each tenant shall give to Landlord the explanation of the combination of all locks for safe, safe cabinets and vault doors, if any, in such tenant's leased premises.

           6. With respect to work being performed by tenants in any leased premises with the approval of Landlord, all tenants will refer all contractors, contractors' representatives and installation technicians rendering any service to them to Landlord for Landlord's supervision, approval and control before the performance of any contractual services. This provision shall apply to all work performed in the Building including, but not limited to, installation of telephones, telegraph equipment, electrical devices and attachments, doors, entranceways, and any and all installations of every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment and any other physical portion of the Building.

           7. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any bulky material, merchandise or materials which requires use of elevators or stairways, or movement through the Building entrances or lobby shall be restricted to such hours as Landlord shall designate. All such movements shall be under the supervision of Landlord and in the manner agreed between the tenants and Landlord by prearrangement before performance. Such pre-arrangement initiated by a tenant will include determination by Landlord, and subject to its decision and control, as to the time, method, and routing of movement and as to the limitations for safety or other concern which may prohibit any article, equipment or any other item from being brought into the Building. The tenants are to assume all risks as to the damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for a tenant from time of entering the property to completion of work; and Landlord shall not be liable for acts of any person engaged in, or any damage or loss to any of said property or persons resulting from, any act in connection with such service performed for a tenant.

           8. Landlord shall have the right to prescribe the weight and position of safes and other heavy equipment or items, which shall in all cases, to distribute weight, stand on supporting devices approved by Landlord. All damages done to the Building by the installation or removal of any property of a tenant, or done by a tenant's property while in the Building, shall be repaired at the expense of such tenant. Tenant shall bear all costs incurred by Landlord or Tenant in determining the feasibility or actual installation of any such heavy equipment.

           9. A tenant shall notify the Building manager when safes or other heavy equipment are to be taken in or out of the building and the moving shall be done under the supervision of the Building manager, after written permission from Landlord. Persons employed to move such property must be acceptable to Landlord.

           10. Corridor doors, when not in use, shall be kept closed.

           11. Each tenant shall cooperate with Landlord's employees in keeping its leased premises neat and clean.

           12. Landlord shall be in no way responsible to the tenants, their agents, employees or invitees for any loss of property from the leased premises or public areas or for any damages to any property thereon from any cause whatsoever.

           13. To ensure orderly operation of the Building, no ice, mineral or other water, towels, newspapers, etc. shall be delivered to any leased area except by persons appointed or approved by Landlord in writing.


                               Exhibit "C" Page 2

           14. Should a tenant require telegraphic, telephonic, annunciator or other communication service, Landlord will direct the electrician where and how wires are to be introduced and placed and none shall be introduced or placed except as Landlord shall direct. Except as provided in each tenant's lease, electric current shall not be used for heating or nonstandard power requirements without Landlord's prior written permission.

           15. Tenant shall not make or permit any improper objectionable or unpleasant noises or odors in the building or otherwise interfere in any way with other tenants or persons having business with them.

           16. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No birds or animals shall be brought into or kept in, on or about any tenant's leased premises.

           17. No machinery of any kind shall be operated by tenant on its leased area without the prior written consent of Landlord, nor shall any tenant use or keep in the Building any inflammable or explosive fluid or substance.

           18. No portion of any tenant's leased premises shall at any time be used or occupied as sleeping or lodging quarters.

           19. Each tenant and its agents, employees and invitees shall park only in those areas designated by Landlord for parking by such tenant and shall not park on any public or private streets contiguous to, surrounding or in the vicinity of the Building without Landlord's prior written consent.

           20. Landlord will not be responsible for lost or stolen property, money or jewelry from tenant's leased premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not.

                               Exhibit "C" Page 3

                                   EXHIBIT "D"

                         BUILDING STANDARD IMPROVEMENTS

           Subject to the conditions hereinafter set forth, Landlord will provide Tenant with $8.15 per square foot of Net Rentable Area for improvements and additions required to the premises, the "Tenant Improvement Allowance". This Tenant Improvement Allowance is meant to be comprehensive including but not limited to architectural and engineering fees, actual construction material and labor, computer cabling, relocation expenses, phone line expenses, furnishings, interior upgrades and a fee of 5% of the total construction costs to reimburse Landlord for its management of construction and administrative costs. The Landlord neither presumes or insures that this allowance will completely cover the improvements and additions as contemplated by Tenant, but it is the amount of Tenant Finish allowed based on the Basic Rental as proposed. For all purposes hereof, the premises contain approximately 3,677 square feet Net Rentable Area. Tenant recognizes that all improvements and additions to the Premises not paid for directly by Tenant shall remain the property of the Landlord. Landlord will recognize that any improvements or additions that are paid for by Tenant, and evidence is provided of such, which are not considered fixtures and can be removed without damage to the Premises, shall remain the property of Tenant. The Tenant Improvement Allowance will be paid to Tenant within thirty (30) days after the Commencement Date. If the total cost of the improvements and additions is greater than the Tenant Improvement Allowance, Tenant may increase the Tenant Improvements Allowance by up to $10,000.00, which amount shall be amortized over the Lease Term and added to the Basic Rental at an interest rate of twelve percent (12%) per annum. At the time the parties know the actual amount of said additional $10,000 allowance used by Tenant, the parties will amend this Lease to reflect the appropriate increase in Basic Rental. If Tenant uses less than $30,000 of the Tenant Improvement Allowance, the Landlord will reduce the Basic Rental by the difference of $30,000 and the amount actually used by Tenant, provided that such reduction shall not exceed a total of $5,000. The reduction will be a dollar-for-dollar reduction applied over the Lease Term.

                                   EXHIBIT "E"

                                     PARKING

           Provided Tenant is not in default hereunder, Tenant shall be permitted to use the parking area (including parking garage, if any), associated with the Building during the primary Lease Term for parking of not more than six
(6) automobiles and subject to such terms, conditions and regulations as are from time to time applicable to patrons of said parking area for spaces similarly situated within said parking area; provided, however, in the event Tenant, upon commencement of or at any time during the Lease Term, fails to utilize all or any of said parking spaces, Landlord shall have no obligation to make available to Tenant the spaces not utilized; provided further, the inability of Tenant to utilize said parking spaces shall under no circumstances be deemed a default by Landlord as to permit Tenant to terminate this Lease, in whole or in part, or to have any claim or cause of action against Landlord as a result thereof, the same being hereby expressly waived by Tenant. The parking spaces specified above shall be allocated as follows: six (6) parking spaces in the parking garage at a rate of $75.00 plus tax per space each month during the term hereof. Notwithstanding anything herein to the contrary, in no event shall the parking rate per space each month be less than the rate in effect for the preceding month.

                                   EXHIBIT "F"

                               OPERATING EXPENSES

           In addition to the rental payable by Tenant under this Lease, Tenant shall pay additional rent determined as follows:

           1. For the purposes of this Exhibit, the term "Basic Cost" shall mean any and all costs, expenses and disbursements of every kind and character (subject to the limitations set forth below) which Landlord shall incur, pay or become obligated to pay in connection with the ownership of any estate or interest in, operation, insurance, maintenance, repair, replacement, and security of the Property, or any portion thereof, determined in accordance with accepted cash basis accounting principles consistently applied, including but not limited to the following:

                     a. Wages, salaries and other benefits of all employees of Landlord and/or managing agent who are engaged in the operation, repair, replacement, maintenance, or security of the Property (including, without limitation, payroll, unemployment, social security and other taxes, insurance, vacation, Holiday, sick pay, and other fringe benefits, but excluding profit sharing benefits, if any) and management fees of any managing agent of the Property.

                     b. All supplies, equipment and materials used in the operation, maintenance, repair, replacement, or security of all or any portion of the Property.

                     c. Cost of all capital improvements made to the Property which although capital in nature can reasonably be expected to reduce the normal operating costs of the Property, as well as all capital improvements made in order to comply with any statutes, rules, regulations, or directives hereafter promulgated by any governmental authority relating to energy, conservation, public safety or security, as amortized (with interest on the unamortized balance at the market rate then generally available for such improvements) over the useful life of such improvements by Landlord for federal income tax purposes.

                     d. Cost of all utilities, other than the cost of excess electricity (or individually metered electricity) supplied to tenants of the Building which is actually reimbursed to Landlord by such tenants.

                     e. Cost of all maintenance and service agreements on equipment, including alarm service, window cleaning and elevator maintenance.

                     f. Cost of casualty, rental and liability insurance applicable to the Property and Landlord's personal property used in connection therewith, together with any other insurance deemed by Landlord or any mortgagee to be necessary or desirable.

                     g. All taxes and assessments and governmental charges, whether federal, state, county or municipal, and whether they be by taxing districts or authorities presenting taxing or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Property, or any portion thereof, or its operations, excluding, however, federal and state taxes on income.

                     h. Cost of repairs, replacements, and maintenance of the Property, or any portion thereof.

                     i. Cost of service or maintenance contracts with independent contractors for the operation, maintenance, repair, replacement, or security of the Property, or any portion thereof.

                     j. Prorata cost incurred by reason of any recorded easements or restrictions which affect all or any portion of the Property and any costs incurred in the operation, maintenance, insurance, repair, replacement, and security of the common or public areas of the business park or planned development of which the Property, or any portion thereof, is part or included within.

                     k. If the Building is less than ninety-five percent (95%) occupied for all or a portion of the calendar year, those costs and expenses of the type included in the foregoing provisions of this Paragraph 1 which, in Landlord's reasonable judgment, would have been incurred if the Building had been one hundred percent (100%) occupied.

There are specifically excluded from the definition of the term "Basic Cost" (i) expenses for capital improvements made to the Property other than (A) capital improvements described in subparagraph (1)(c) above and (B) items which, though capital for accounting purposes, are properly considered maintenance and repair items (such as painting of common areas, replacement of carpet in elevator lobbies, and the like); (ii) electricity costs paid by Tenant pursuant to Paragraph 4 of this Lease; (iii) expenses for repair, replacements and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to tenants of the Building other than Tenant; (iv) depreciation of the Property; (v) leasing commissions; (vi) legal expenses (other than those legal expenses, if any, which are incurred to contest real estate taxes or assessments); (vii) income taxes imposed on the income of Landlord from the operation of the Property; and (viii) those costs, if any, for which Landlord is entitled to direct reimbursement from any Tenant, but only to the extent that Landlord is so entitled.

           2. In addition to the Adjusted Rental, Tenant shall, with respect to the entire Lease Term (and any renewal or extension thereof) pay as additional rent an amount equal to Tenant's Share (as hereinafter defined) of the actual Basic Cost for each calendar year which is in excess of the total amount of Estimated Operating Expenses and the Additional Payments (hereinafter defined) paid by Tenant as part of the Adjusted Rental Payable with respect to such calendar year (the "Excess"). Landlord, at its option, may collect such additional renting a lump sum, to be due and payable within fifteen (15) days after Landlord furnishes to Tenant a statement of Basic Cost for the previous calendar year, and/or beginning with the first full calendar year following the Commencement Date, and during each calendar year thereafter, Landlord shall also have the option to make a good faith estimate of the Excess for each such calendar year and, upon fifteen (15) days notice to Tenant, may require a monthly payment (payable in advance on the first day of each month) of such additional rent equal to one-twelfth (1/12) of such estimated Excess. Any amounts paid based on such an estimate (the "Additional Payments") shall be subject to adjustment pursuant to Paragraph 3 of this Exhibit "F" when the actual Basic cost is available


                               Exhibit "F" Page 2
for such calendar year. If during all or any portion of the calendar year the Building is less that ninety-five percent (95%) occupied, then during that calendar year, or such portion thereof the term "Tenant's Share" shall mean the percentage obtained by dividing the Net Rentable area of the Premises by the Net Rentable Area of the Building multiplied by one hundred (100). At all other times the term "Tenant's Share" shall mean the percentage obtained by dividing the Net Rentable Area of the Premises by the Net Rentable Area of the Building actually occupied multiplied by one hundred (100).

           3. By April 1 of each year, or soon thereafter as practical, Landlord shall furnish to Tenant a statement of the actual Basic Cost for the previous calendar year. If such statement shows that the sum of the Estimated Operating Expenses and Additional Payments paid by Tenant to Landlord with respect to the year covered by such statement is in excess of Tenant's Share of the actual Basic Cost for such year, then Landlord shall, at Landlord's option, either refund any such overpayment to Tenant or credit any such overpayment to Tenant's account. Likewise, Tenant shall pay to Landlord, within fifteen (15) days after Tenant's receipt of a request therefor, any underpayment with respect to such year.


                               Exhibit "F" Page 3

                                   EXHIBIT "G"

                               SPECIAL PROVISIONS

           1. Sublease. Landlord hereby authorizes Tenant to sublet all or a portion of the premises to Wilson & Varner, L.L.P., David G. Nance, Cap One Partners, Technology Capital Corporation, Texas Biomedical Development Partners, Domccq Technologies or any affiliate of any of said named parties in accordance with the provisions of Paragraph 8 of this Lease.

           2. Renewal Option. Tenant shall have the right and option to renew this Lease one (1) additional term of three (3) years each by delivering written notice of the exercise thereof to Landlord at least six (6) months prior to the expiration of the lease term provided that at the time of any such notice and at the commencement of any such extended lease term Tenant is not in default hereunder. Upon the delivery of said notice and subject to the conditions set forth in the preceding sentence, this Lease, including any Expansion Space taken during the primary lease term, shall be extended upon the same terms, covenants and conditions as provided in this Lease except as follows:

                     a) The Basic Rental payable for each month during each such extended lease term shall be prevailing rental rate, at the commencement of such extended term, for space of equivalent quality, size, utility and location, with the length of the extended lease term, the other provisions of this Lease and the credit standing of Tenant to be taken into account, but in no event less that the Basic Rental Rate for the last year of the initial Lease Term.

                     b) Tenant shall have no further renewal options unless expressly granted by Landlord in writing.

                     c) Tenant shall not have the right to assign its renewal rights to any sublessee of the leased premises or assignee of the Lease without prior written consent of Landlord.

           3. In addition to the utilities provided pursuant to Paragraph 4 of this Lease, Landlord will provide hot and cold water and electricity in the Kitchen situated within the Premises, at no additional charge.

           4. The provisions of Paragraph 17 notwithstanding, the filing of a bankruptcy petition against Tenant or the appointment of a receiver or trustee for substantially all of the assets of Tenant shall not constitute a default hereunder provided that such bankruptcy or receivership is vacated or dismissed within 120 days from the date of filing or appointment.

           5. Notwithstanding the provisions of Paragraph 17 or any other provision of this Lease, Tenant shall not be deemed in default of this Lease until Landlord shall first have given Tenant written notice; and (i) if the default is a failure to pay any sum of money due hereunder, then Tenant shall have a period of five business days from the date of such notice in which to cure such default and (ii) if the default arises from any other act, condition, or occurrence, Tenant shall have a period of thirty days from Tenant's receipt of such notice in which to cure the default. Notwithstanding the immediately preceding sentence, Tenant shall be entitled to no more than two notices of default for failure to pay sums of money due hereunder during any calendar year (January 1 to December 31). After Landlord has justifiably given two such notices of default for failure to pay money due hereunder during a calendar year, Tenant shall be entitled to no further notices for such failure during such calendar year, and shall be in default upon any further failure to pay money when due under this Lease during such calendar year.

           6. The provisions of Paragraph 21 of this Lease notwithstanding, Landlord agrees to provide a waiver of its statutory, constitutional, and contractual Landlord's liens in favor of any lender or lessor who provides financing for furniture, equipment, or other items within the Premises.

           7. Any other provision of this Lease notwithstanding, Landlord agrees that at all times the Building will be maintained and operated as a Class A, first class office building comparable to other Class A, first class office buildings located on Congress Avenue between the Colorado River and the State Capitol in Austin, Texas. Landlord will not, by allowing excessive occupancy or otherwise, allow the appearance, cleanliness or security of the Building to deteriorate below that offered by such other Class A office buildings.

           8. First Right of Refusal. Subject to existing rights of tenants, if during the primary lease term and any renewals, a bona fide offer from a third party is made to lease the space located on the 18th floor of the Building ("First Refusal Space") as depicted on Exhibit "B", Tenant shall have the first right and option to lease such additional space. When said third party offers to lease such space, Landlord shall first offer to lease such space to Tenant at the terms offered to the third party. If, within seven (7) days after Landlord gives Tenant notice of the availability of such additional space, Tenant does not notify Landlord in writing that Tenant elects to lease all of such space as so offered, and fails to execute a lease on such space as so offered, within twenty (20) days thereafter, then Tenant's rights to lease such additional space shall immediately terminate and Landlord shall be free to lease same to third party. If Landlord shall not execute a lease with such third party, Tenant's preferential right to lease the space shall continue.

           9. Storage Space. Landlord will use reasonable efforts to provide a reasonable amount of storage space outside the Leased Premises to Tenant.


                               Exhibit "G" Page 2

                              ESTOPPEL CERTIFICATE

           The undersigned, Introgen Therapeutics, Inc., a Delaware Corporation ("Tenant"), whose mailing address is 301 Congress Avenue, Suite 1850, Austin, Texas 78701, hereby certifies as follows:

           1. Attached hereto is a true, correct and complete copy of that certain lease dated February 9, 1996, between Landlord and Tenant (the "Lease"), regarding the premises located at 301 Congress Avenue, Suite 1850, Austin, Texas 78701 (the "Premises"). The Lease is now in full force and effect and has not been amended, modified or supplemented, except as set forth in Paragraph 4 below.

           2.        The Term of the Lease commenced on March 21, 1996.

           3. The Term of the Lease shall expire on March 31, 1999, provided that there is a renewal option.

           4.        The Lease has:  (Initial One)

                     (____) not been amended, modified, supplemented, extended, renewed or assigned.

                     ( X )been amended, modified, supplemented, extended, renewed or assigned by the following described terms or agreements, copies of which are attached hereto:

                     The building has promised an amendment clarifying the Tenant's right to access the 18th Floor balcony from Tenant's space.

           5. Tenant has accepted and is now in possession of the Premises.

           6. Tenant and Landlord acknowledge that Landlord's interest in the Lease will be assigned to 301 Congress Avenue, L.P., a Delaware limited partnership, and that no modifications, adjustment, revision or cancellation of the Lease or amendments thereto, except for the case referenced above, shall be effective unless written consent of 301 Congress Avenue, L.P., a Delaware limited partnership, is obtained, and that until further notice, payments under the Lease may continue as heretofore.

           7. The amount of Monthly Base Rent which shall be due upon commencement of the Lease term is $3,370.58.

           8. The amount of security deposits (if any) is $5,791.27. No other security deposits have been made except as follows:

                     ---------------------------------------------------------

                     ---------------------------------------------------------

           9. Tenant is paying the full lease rental which has been paid in full as of the date hereof. No rent or other charges under the Lease have been paid for more than thirty (3) days in advance of its due date except as follows:_________
                     ___________________________________________________________

           10. All work required to be performed by Landlord under the Lease has been completed except as follows: Landlord to install balcony access door in David Nance's office, and to complete the items on the attached list ("Items Requiring Attention").

           11. There are no defaults on the part of the Landlord or Tenant under the Lease except as follows:
                     ___________________________________________________________

                     ___________________________________________________________

                     ___________________________________________________________

           12. Neither Landlord nor Tenant has any defense as to its obligations under the Lease and claims nonset-off or counterclaim against the other party except as follows:____

                     ___________________________________________________________

                     ___________________________________________________________

           13. Tenant has no right to any concession (rental or otherwise) or similar compensation in connection with renting the space it occupies except as follows: $30,000.00 outstanding in tenant improvements, and an additional $10,000.00 for improvements to be amortized over lease term at 12%, except as provided in the attached lease.

           14. Tenant has the following unexercised rights to renew the Term of the Lease which remain outstanding: See attached Lease.

All provisions of the Lease and the amendments thereto (if any) referred to above are hereby ratified, and will be ratified by Landlord upon Landlord's acceptance of this Estoppel Certificate.

The foregoing certification is made with the knowledge that 301 Congress Avenue, L.P., a Delaware limited partnership, and its constituent partners, Aetna Life Insurance Company, a Connecticut corporation, Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership ("Crescent"), and an affiliate of Crescent are about to purchase or acquire the building in which the Premises are located and its related facilities (the "Project") (or part thereof) from Landlord and that, individually and collectively, they are relying upon the representations herein made in purchasing or acquiring the Project (or part thereof). The foregoing certification shall inure to the benefit of the successors and assigns of each of the above-mentioned parties and any lenders of such parties lending money secured by the Project.

           IN WITNESS WHEREOF, this certificate has been duly executed and delivered by the authorized officers of the undersigned as of April 2, 1996.

          TENANT:             INTROGEN THERAPEUTICS, INC.
                              a Delaware Corporation

                              By:  /s/ JAMES W. ALBRECHT, JR.
                                 -----------------------------------------------
                              Name:  James W. Albrecht, Jr.
                                   ---------------------------------------------
                              Title:  Vice President and Chief Financial Officer
                                    --------------------------------------------

                                               Trammell Crow Central Texas, Ltd.
                                               301 Congress Avenue
                                               Suite 120
                                               Austin, Texas 78701-4096
                                               512/320-4141 Tel.
                                               512/320-4125 Fax

                                 April 11, 1996

Mr. James W. Albrecht
Introgen Therapeutics, Inc.
301 Congress Avenue
Suite 1850
Austin, Texas 78701

Re: Lease Agreement Dated February 9, 1996 Between Aetna Life Insurance Company and Introgen Therapeutics, Inc.

Dear Mr. Albrecht:

      The following is your payment schedule for 3,677 square feet of net rentable area:

            Lease Commencement Date:      March 21, 1996
            Lease Expiration Date:        March 31, 1999
            Base Rent:                    $3,370.58/mo. 4/96-03/99
            Est. Operating Expenses:      $2,420.69/mo. 49/96-03/99

      Enclosed are payment coupons for 1996. Please verify the amount shown on each coupon and notify me of any discrepancies.

      If you are in agreement with this schedule, please indicate by signing in the space below and return the original to me. If there is a conflict between the lease and this rent schedule, the lease will prevail.

                                    Sincerely,

                                    TRAMMELL CROW CENTRAL TEXAS, LTD.

                                    /s/ LISA K. BONE
                                    --------------------------------------------
                                    Lisa K. Bone
                                    Property Management
LKB/mbh

cc:   Lease File

AGREED AND ACCEPTED THIS 11TH DAY OF APRIL, 1996.

INTROGEN THERAPEUTICS, INC.

/s/ JAMES W. ALBRECHT, JR.
- ---------------------------------------
By:   James W. Albrecht, Jr.
Title:CFO